NEIMAN FUNDS Neiman Tactical Income Fund Supplement dated January 10, 2014 To the Prospectus dated August 1, 2013

At a special meeting held on December 10, 2013, shareholders of the Neiman Tactical Income Fund (the “Fund”) approved Absolute Capital Management, LLC ("Absolute Capital") as the new sub-adviser for the Fund, replacing PageOne Funds Management, LLC (“PageOne”). Therefore, all references to PageOne throughout the Prospectus are deleted and replaced by references to Absolute Capital.

In addition, the following information replaces similar information found in the "Management" section on page 10-11 of the Prospectus:

The Sub-Adviser

Absolute Capital Management, LLC serves as the sub-adviser of the Fund. The Sub-Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. The Sub-Adviser was organized in 2002 and is located at 101 Pennsylvania Boulevard, Pittsburgh, PA 15228. The Fund's investment portfolio is managed on a day-to-day basis by Phillip Brenden Gebben. The Sub-Adviser had $310 million in assets under management as of December 31, 2013.

Phillip Brenden Gebben

Mr. Gebben is the Portfolio Manager for the Fund. Mr. Gebben has served as co-Managing Director of Absolute Capital since 2002. Mr. Gebben is responsible for portfolio management, research, product design and operations at Absolute Capital. He earned an M.B.A. from the University of Illinois, Springfield, and his B.A. from Illinois Wesleyan University. He holds a Certified Investment Management Analyst designation through IMCA in conjunction with the Wharton School of Business.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

______________________________________

This supplement, and the Prospectus and Statement of Additional Information, each dated August 1, 2013, provide the information an investor ought to know and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2013, which is incorporated herein by reference and can be obtained without charge by calling 1-877-385-2720.